Convertible Preferred Shares	12 Months Ended
Dec. 31, 2021
Convertible Preferred Shares [Abstract]
CONVERTIBLE PREFERRED SHARES

NOTE 7 - CONVERTIBLE PREFERRED SHARES

  Issuance of Preferred A Shares

On October 13, 2020, the Company and Knorr-Bremse entered into an investment agreement under which the Company issued 51,282 Preferred A shares to Knorr-Bremse, in exchange for a total investment of $10,000. The Company received $5,000 (gross) on October 13, 2020 and $5,000 (gross) on April 13, 2021. As of December 31, 2020 and 2021 the net proceeds, after deducting closing costs and fees, amounted to $4,965 and $9,965, respectively.

In addition, the Company was given, under the investment agreement, an option to demand Knorr-Bremse to invest an additional amount of $ 5,000 at the same price per share (the “Call Option”), provided the existence of circumstances as detailed in the investment agreement. The Call Option was accounted as a derivative and valued at zero. On December 2, 2021, the Company and Knorr-Bremse signed an amendment to the investment agreement, regarding the expiration date of the Call Option, which was extended from December 31, 2021 to March 31, 2022. See also Note 14B.

Preferred A shares are entitled to all the rights of the Company’s ordinary shares and additional rights as follows:

(1)	Liquidation preference: Holders of Preferred A shares are entitled to priority, in respect of their Preferred A shares, in the distribution of the proceeds of a liquidation or deemed liquidation event over the Company’s ordinary shareholders. The priority of Preferred A shareholders is in the amount of the return on their investment (the “Priority Amount”). The priority in the distribution to holders of Preferred A shares is on a non-participating liquidation preference basis, such that holders of Preferred A shares receive the priority amount in distribution or the amount of in the distribution on a pro rata basis (an ordinary distribution without priority in the distribution), whichever is higher.

(2)	Listing rights: Holders of Preferred A shares are entitled under a shareholders’ rights agreement to certain listing rights in the event of an issue in which not all the Company’s ordinary shares are listed for trading and/or in the case of a combination of a sale offer on the listing date.

Holders of Preferred A shares are entitled, at their option, to convert the Preferred A shares at any time into the Company’s ordinary shares in a 1:44 ratio. In addition, prior to the listing of the Company’s ordinary shares as part of an IPO, all Preferred A shares will be immediately converted into the Company’s ordinary shares in a 1:44 ratio, and, accordingly, all rights stated are revoked upon their conversion into the Company’s ordinary shares.

As of December 31, 2021 and 2020, the Company did not adjust the carrying values of the Preferred A shares to the deemed liquidation values of such shares since a liquidation event was not probable of occurring.